SUPPLEMENT DATED JANUARY 26, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
Class X and Class Y
Dated May 1, 2008

The Fund has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds ("Guarantee Program"). The Guarantee Program was scheduled to expire on December 18, 2008 unless extended by the U.S. Treasury Department. On November 24, 2008, the Treasury announced the extension of the Guarantee Program until April 30, 2009, and the Fund continues to participate in this Guarantee Program. Under the Guarantee Program, the U.S. Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Fund will bear the expenses of participating in the Guarantee Program and any subsequent extensions. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR MM 01/09